UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2015

ARCH THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54986	46-0524102
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

235 Walnut Street, Suite 6
Framingham, Massachusetts	02481
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 431-2313

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 22, 2015 (the “Amendment Date”), the Company entered into that certain Amendment to Series A Warrants and Series C Warrants to Purchase Common Stock (the “Amendment”), dated as of the Amendment Date, with Cranshire Capital Master Fund, Ltd. (“Cranshire”), to (i) delete the full ratchet anti-dilution provisions set forth in the Series A Warrants and Series C Warrants (collectively, the “2014 Private Placement Warrants”); and (ii) extend the expiration date of the Series C Warrants from to 5:00 p.m., New York time, on July 2, 2015 to 5:00 p.m., New York time, on July 2, 2016. In consideration of Cranshire’s entrance into the Amendment (and for no additional consideration), the Company agreed to issue to the holders of the 2014 Private Placement Warrants up to 570,000 shares of Company’s common stock (the “Inducement Shares”) conditioned, in the case of each such holder, upon the execution and delivery by each such holder of an investor certificate to the Company.

The issuance of the Inducement Shares to the holders of the 2014 Private Placement Warrants who execute and deliver their respective investor certificates to the Company (each, an “Eligible Warrantholder”) has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and the Inducement Shares may not be offered or sold in the United States absent registration under or exemption from the Securities Act and any applicable state securities laws. The Inducement Shares will be issued in reliance upon an exemption from registration afforded by Section 4(a)(2) of the Securities Act based on the following facts: each Eligible Warrantholder will have represented, among other things, that it is an accredited investor as defined in Rule 501 promulgated under the Securities Act, that it is acquiring the Inducement Shares for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof in violation of applicable securities laws; that it has sufficient knowledge of the Company to reach an informed and knowledgeable decision to acquire the Inducement Shares; the Company used no advertising or general solicitation in connection with the issuance of the Inducement Shares to the Investors; and the Inducement Shares will be issued as restricted securities. This Current Report on Form 8-K is not and shall not be deemed to be an offer to sell or the solicitation of an offer to buy any of the Inducement Shares.

The preceding description of the Amendment is qualified in its entirety by reference to the copy of the Amendment filed herewith as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth in Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated by reference into this Item 3.02.

Item 8.01 Other Events.

In accordance with Section 8 of the Series A Warrants and Series C Warrants, on June 23, 2015, the Company distributed the notice attached hereto as Exhibit 99.1 to this Current Report on Form 8-K to the Holders of the Series A Warrants and Series C Warrants.

Item 9.01 Financial Statements and Exhibit

(d) Exhibits

Exhibit	Description
10.1	Amendment to Series A and Series C Warrants to Purchase Common Stock
99.1	Notice of Amendment Distributed by the Company on June 23, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCH THERAPEUTICS, INC.

Dated: June 23, 2015	By:	/s/ Terrence W. Norchi, M.D.
	Name:	Terrence W. Norchi, M.D.
	Title:	President, Chief Executive Officer

Exhibit List

Exhibit	Description
10.1	Amendment to Series A and Series C Warrants to Purchase Common Stock
99.1	Notice of Amendment Distributed by the Company on June 23, 2015